SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C., 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                  July 16, 1997
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                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)





         DELAWARE                       1-7543                   94-1278569
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(State of Other Jurisdiction          Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)





1850 NORTH CENTRAL AVENUE, P.O. BOX 2209, PHOENIX, ARIZONA            85004-2209
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Address of principal executive offices)                               (Zip Code)





Registrant's telephone number, including area code:                 602/207-6900
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
Item 5.        Other Events:

                  FINOVA Capital Corporation today announced revenues, net income and selected financial data and ratios for the second quarter ended June 30, 1997 (unaudited).


Item 7.        Financial Statements and Exhibits:

              (c) Exhibits:

                  Exhibits                            Title
                  --------           -------------------------------------------
                    28               Press Release of FINOVA Capital Corporation
                                     dated July 16, 1997

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           FINOVA CAPITAL CORPORATION

                                  (Registrant)



Dated:  July 16, 1997 by                 /s/  Samuel L. Eichenfield
                        --------------------------------------------------------
                       Samuel L. Eichenfield, Chief Executive Officer, President and Chairman of the Board
                       Authorized Officer

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